EXHIBIT 10.16

THE SECURITIES REPRESENTED BY THIS WARRANT CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (I) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (II) RULE 144 UNDER THE SECURITIES ACT (OR ANY SIMILAR RULE UNDER THE SECURITIES ACT RELATING TO THE DISPOSITION OF SECURITIES), TO THE EXTENT APPLICABLE, OR (III) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT IS AVAILABLE.

INTEGRATED ENVIRONMENTAL
TECHNOLOGIES LTD.

WARRANT
Common Stock, par value $0.001 per share

Date of Issue: October 27, 2011	Warrant to Purchase
468,750 Shares

THIS CERTIFIES THAT, for value received, Raymond C. Kubacki, or his, her or its beneficiaries or assigns, is entitled, subject to the provisions of this Warrant (this “Warrant”), to purchase an aggregate of 468,750 shares of common stock, par value $0.001 per share (“Common Stock”), of Integrated Environmental Technologies, Ltd. (the “Company”).

The number of shares of the Common Stock to be received upon the exercise of this Warrant and the payment of the Underlying Share Purchase Price (as hereinafter defined) is subject to adjustment from time-to-time as hereinafter set forth.

SECTION 1. Definitions. The following terms as used in this Warrant shall have the meanings set forth below:

(a)       “Assignment Form” means the form attached hereto as Exhibit A.

(b)       “Business Day” means any day other than a Saturday, a Sunday or a day on which banks are required or permitted to be closed in the state of New Jersey.

(c)       “Change of Control” shall have the meaning set forth in Section 4(b)(i) hereof.

(d)       “Common Stock” shall have the meaning set forth in the introductory paragraph.

(e)       “Company” shall have the meaning set forth in the introductory paragraph, or any successor thereof.

(f)        “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(g)       “Exercise Date” shall mean any date on which the Company shall have received (i) this Warrant, together with a Subscription Form duly executed by the Warrant Holder, or his, her or its attorney-in-fact duly authorized in writing, and (ii) payment in cash, or by check made payable to the Company, of an amount in lawful money of the United States of America equal to the Underlying Share Purchase Price, plus transfer taxes, if any.

(h)       “Issuance Date” means October 27, 2011.

(i)        “Market Price” on any Exercise Date or other date of valuation, means the value of one share of Common Stock, determined as follows:

(i)       If the Common Stock is then listed or admitted to trading on a NASDAQ market system or a stock exchange which reports closing sale prices, the Market Price shall be the closing sale price on the Exercise Date or such other date of valuation on such NASDAQ market system or principal stock exchange on which the Common Stock is then listed or admitted to trading, or, if no closing sale price is reported on such day, then the Market Price shall be the closing sale price of the Common Stock on such NASDAQ market system or such exchange on the next preceding day for which a closing sale price is reported.

(ii)      If the Common Stock is not then listed or admitted to trading on a NASDAQ market system or a stock exchange which reports closing sale prices, the Market Price shall be the closing sale price on the Exercise Date or such other date of valuation as reported in the over-the-counter market, or, if no closing sale price is reported on such day, the average of the closing bid and asked prices of the Common Stock in the over-the-counter market on the Exercise Date or such other date of valuation.

(iii)     If neither (i) nor (ii) is applicable as of the Exercise Date or other date of valuation, then the Market Price shall be determined in good faith by a majority of the Company’s Board of Directors (determined without giving affect to any discount for majority interest, any restrictions on transferability or any lack of liquidity of the Common Stock).

(j)        “Person” means an individual, partnership, corporation, limited liability company, trust, unincorporated organization, joint venture, agency, government or political subdivision thereof, or any other entity of any kind.

(k)       “SEC” means the Securities and Exchange Commission.

(l)        “Securities Act” means the Securities Act of 1933, as amended.

(m)      “Subscription Form” means the form attached hereto as Exhibit B.

(n)       “Transfer Agent” means the Company or any firm engaged to act as the transfer agent for the Company’s Common Stock.

(o)       “Underlying Share Expiration Date” means the last date on which this Warrant may be exercised, which shall be 5:00 p.m., New York City time, on the day before the date which is three (3) years from the Issuance Date, or if such expiration date is not a Business Day, at or before 5:00 p.m. New York City time on the next following Business Day.

(p)       “Underlying Share Purchase Price” shall mean the purchase price to be paid upon the exercise of this Warrant with respect to the Underlying Shares in accordance with the terms hereof, which price shall be $0.20 per Underlying Share, subject to adjustment from time to time pursuant to the provisions of Section 4 hereof.

(q)       “Underlying Shares” means the 468,750 shares of Common Stock that are the subject of this Warrant, subject to adjustment from time to time as provided herein.

(r)        “Warrant” shall have the meaning set forth in the introductory paragraph.

(s)       “Warrant Holder” means a person or entity in whose name this Warrant shall be either initially or subsequently registered upon the books to be maintained by the Company for such purpose, and “Warrant Holders” means, collectively, the Warrant Holder and all other persons or entities in whose name this Warrant shall be either initially or subsequently registered upon the books to be maintained by the Company for such purpose.

SECTION 2. Duration, Vesting and Exercise.

(a)       Duration.  This Warrant may be exercised from time to time, upon the terms and subject to the conditions set forth herein, at any time on or before the Underlying Share Expiration Date.  If this Warrant is not exercised in accordance with the terms hereof on or before the Underlying Share Expiration Date, the Warrant Holder shall no longer be entitled to purchase the Underlying Shares and all rights hereunder to purchase such Underlying Shares shall thereupon cease.

(b)       Vesting.  All of the Underlying Shares shall be immediately eligible for purchase on the Issuance Date.

(c)       Exercise.

(i)       A Warrant Holder may exercise this Warrant, in whole or in part, to purchase the Underlying Shares in such amounts as may be elected upon (A) the surrender of this Warrant to the Company at its corporate office, together with a duly executed Subscription Form and the full Underlying Share Purchase Price for each Underlying Share to be purchased, in lawful money of the United States, or by check payable in United States dollars to the order of the Company, and (B) compliance with and subject to the other conditions set forth herein.

(ii)      Upon receipt of this Warrant, together with a duly executed Subscription Form, and accompanied by payment of the Underlying Share Purchase Price for the number of Underlying Shares for which this Warrant is then being exercised, the Company shall, subject to Section 5(b) hereof, cause to be issued and delivered promptly to the Warrant Holder certificates for such shares of Common Stock in such denominations as are requested by the Warrant Holder in the Subscription Form.

(iii)     In case a Warrant Holder shall exercise this Warrant with respect to less than all of the Underlying Shares, the Company will execute a new Warrant, which shall be exercisable for the balance of the Underlying Shares that may be purchased upon exercise of the unexercised portion of this Warrant and shall deliver such new Warrant to the Warrant Holder.

(iv)    This Warrant shall be deemed to have been exercised immediately prior to the close of business on the Exercise Date, and the Person entitled to receive the vested Underlying Shares and any new Warrant representing the unexercised portion of this Warrant deliverable upon such exercise shall be treated for all purposes as the holder of such Underlying Shares and new Warrant, respectively, as of the close of business on the Exercise Date.

(v)     The Company covenants and agrees that it will pay when due and payable any and all taxes that may be payable in respect of the issue of this Warrant or the issue of any vested Underlying Shares.  The Company shall not, however, be required to pay any tax that may be payable in respect of any transfer by the Warrant Holder of this Warrant or any Underlying Shares to any person or entity at the time of surrender.  Until the payment of the tax referred to in the previous sentence and the presentation to the Company by the Warrant Holder of reasonable proof of such payment, the Company shall not be required to issue Underlying Shares or a new Warrant representing the unexercised portion of this Warrant to any transferee.

SECTION 3. Covenants.

(a)       Issuance and Sale of Underlying Shares.  The Company covenants that it will at all times reserve and keep available, free from preemptive rights, out of its authorized Common Stock, solely for the purpose of issuance upon exercise of this Warrant, such number of shares of Common Stock as shall equal the aggregate number of the Underlying Shares.  The Company covenants that all shares of Common Stock that shall be issuable upon exercise of this Warrant shall, at the time of delivery, be duly and validly issued, fully paid, non-assessable and free from all taxes, liens and charges with respect to the issue thereof (other than those which the Company shall promptly pay or discharge).

(b)      Restrictive Legend.  Each certificate evidencing shares of Common Stock issued to the Warrant Holder following the exercise of this Warrant shall bear the following restrictive legend, or a restrictive legend similar thereto, until such time as the transfer of such security is not restricted under the federal securities laws:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (I) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (II) RULE 144 UNDER THE SECURITIES ACT (OR ANY SIMILAR RULE UNDER THE SECURITIES ACT RELATING TO THE DISPOSITION OF SECURITIES),  TO THE EXTENT APPLICABLE, OR (III) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT IS AVAILABLE.

SECTION 4. Adjustment of Underlying Share Purchase Price and Number of Underlying Shares.  The number of Underlying Shares purchasable upon the exercise of this Warrant and the payment of the Underlying Share Purchase Price shall be subject to adjustment from time to time as follows:

(a)       Adjustment for Stock Splits and Combinations.  If the Company at any time or from time to time after the date of this Warrant shall effect a subdivision of the outstanding Common Stock or combines the outstanding shares of Common Stock, then, in each such case, the Underlying Share Purchase Price in effect immediately prior to such event and the number of shares of Common Stock eligible for purchase hereunder shall be adjusted so that the Warrant Holder shall have the right to purchase the number of shares of Common Stock which he, she or it would have received after the event had such shares of Common Stock been purchased immediately prior to the occurrence of such event.  Any adjustment under this Section 4(a) shall become effective as of the date and time such subdivision or combination becomes effective.

(b)       Reorganization, Reclassification, Consolidation, Merger or Sale.

(i)       Any recapitalization, reorganization, reclassification, consolidation, merger or any other transaction which is effected in such a way that holders of more than fifty percent (50%) of the shares of Common Stock then outstanding are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets of another Person with respect to or in exchange for their shares of Common Stock, is referred to herein as a “Change of Control.”

(ii)      Prior to the consummation of any Change of Control, the Company shall make appropriate provisions to insure that the Warrant Holder shall thereafter have the right to acquire and receive in lieu of or in addition to (as the case may be) the shares of Common Stock immediately theretofore acquirable and receivable upon the exercise of such Warrant Holder’s rights under this Warrant, such shares of Common Stock or other securities as may be issuable or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon the exercise of such Warrant Holder’s rights under this Warrant.

(c)       No Impairment.  The Company will not, through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company.

(d)       Certificate of Adjustment.  In any case of an adjustment of the number of shares of Common Stock to be purchased under this Warrant in the Underlying Share Purchase Price, an officer of the Company shall compute such adjustment in accordance with the provisions hereof and prepare and sign a certificate showing such adjustment and shall mail such certificate, by first class mail, postage prepaid, to the Warrant Holder at the address of the Warrant Holder set forth or as provided herein.  The certificate shall set forth such adjustment, showing in detail the facts upon which such adjustment is based upon, including a statement of the number of shares of Common Stock and the type and amount, if any, of other property which at the time would be received upon the purchase of the Underlying Shares.

(e)       Closing of Books.  The Company will at no time close its transfer books against the transfer of any shares of Common Stock issued or issuable upon the purchase of any shares of Common Stock under this Warrant in any manner which interferes with the timely purchase of such shares of Common Stock, except as otherwise may be required by law.

SECTION 5.  Other Provisions Relating to Rights of the Warrant Holder.

(a)       Warrant Holder not a Stockholder.  The Warrant Holder, as such, shall not be entitled to vote or receive dividends or be deemed a holder of Common Stock for any purpose whatsoever, nor shall anything contained in this Warrant be construed to confer upon the Warrant Holder, as such, any of the rights of a stockholder of the Company, including, but not limited to, the right to vote for the election of directors or on any other matter, give or withhold consent to any action by the Company (whether upon any recapitalization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings or other action affecting stockholders (except for notices provided for in this Warrant), receive dividends or subscription rights, until this Warrant shall have been exercised to purchase Underlying Shares, at which time the Person or Persons in whose name or names the certificate or certificates for the shares of Common Stock are registered shall be deemed the holder or holders of record of such shares of Common Stock for all purposes.

(b)       Fractional Shares.  Anything contained herein to the contrary notwithstanding, the Company shall not be required to issue any fractional shares of Common Stock in connection with the exercise of this Warrant.  In any case where the Warrant Holder would, except for the provisions of this Section 5(b), be entitled under the terms of this Warrant to receive a fraction of a share of Common Stock upon the exercise of this Warrant, the Company shall, upon the exercise of this Warrant and receipt of the Underlying Share Purchase Price, issue the largest number of whole shares of Common Stock purchasable upon exercise of this Warrant.  The Warrant Holder expressly waives his, her or its right to receive a certificate of any fraction of a share of Common Stock upon the exercise hereof.  However, with respect to any fraction of a share of Common Stock called for upon any exercise hereof, the Company shall pay to the Warrant Holder an amount in cash equal to such fraction multiplied by the Market Price per share of Common Stock.

(c)       Absolute Owner.  Prior to due presentment for registration of transfer of this Warrant, the Company may deem and treat the Warrant Holder as the absolute owner of this Warrant for the purpose of any exercise thereof and for all other purposes and the Company shall not be affected by any notice to the contrary.

SECTION 6.  Division, Split-Up, Combination, Exchange and Transfer of Warrants

(a)       Request.  Subject to compliance with applicable federal and state securities laws, this Warrant may be divided, split up, combined or exchanged for other Warrants of like tenor to purchase a like aggregate number of Underlying Shares.  If the Warrant Holder desires to divide, split up, combine or exchange this Warrant, he, she or it shall make such request in writing delivered to the Company at its corporate offices in Little River, South Carolina, or as otherwise directed by the Company in writing, and shall surrender this Warrant to be so divided, split up, combined or exchanged at said office; provided, however,  that if this Warrant is divided or split up and any resulting Warrant is to be issued in the name of a person other than the Warrant Holder, the Warrant Holder must comply with the provisions of Section 6(b) hereof.  Upon any such surrender for a division, split-up, combination or exchange, the Company shall execute and deliver to the Warrant Holder the new Warrants as so requested.  The Company may require the Warrant Holder to pay a sum sufficient to cover any tax, governmental or other charge that may be imposed in connection with any division, split-up, combination or exchange of this Warrant.

(b)      Assignment; Replacement of Warrant.  Subject to compliance with applicable federal and state securities laws, this Warrant as it relates to Underlying Shares may be sold, transferred, assigned or hypothecated by the Warrant Holder at any time, in whole or in part; provided, however, that the Company may, at its sole discretion, request that the Warrant Holder provide an opinion of counsel, which opinion shall be reasonably satisfactory to counsel to the Company, that the transfer, assignment or hypothecation qualifies for an exemption from registration under the Securities Act.  Any division or assignment permitted of this Warrant shall be made by surrender by the Warrant Holder of this Warrant to the Company at its principal office with the Assignment Form attached as Exhibit A hereto duly executed, together with funds sufficient to pay any transfer tax.  In such event, the Company shall, without charge, execute and deliver one or more new Warrants in the name of the assignees named in such instrument of assignment and the surrendered Warrant shall promptly be canceled; provided, however, that if less than all of the Underlying Shares are assigned, the remainder of this Warrant will be evidenced by a new Warrant.  Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant of like tenor and date and any such lost, stolen or destroyed Warrant shall thereupon become void.

SECTION 7. Other Matters.

(a)       Taxes and Charges.  The Company will from time to time promptly pay, subject to the provisions of paragraph (v) of Section 2(c), all taxes and charges that may be imposed upon the Company in respect of the issuance or delivery, but not the transfer, of this Warrant or the Underlying Shares.

(b)       Notices.  Notice or demand pursuant to this Warrant to be given or made by the Warrant Holder to or on the Company or by the Company to or on the Warrant Holder, shall be sufficiently given or made if delivered personally or by overnight courier, or sent by registered or certified mail, postage prepaid, return receipt requested, or by facsimile transmission, electronically confirmed, and addressed, until another address is designated in writing by either the Company or the Warrant Holder, as the case may be, as follows:

If to the Company:

Integrated Environmental Technologies, Ltd.
4235 Commerce Street
Little River, S. Carolina  29566
Attention:  President and Chief Executive Officer
Telephone No.:  (843) 390-2500
Facsimile No.:  (732) 390-3900

If to the Warrant Holder:

Raymond C. Kubacki
438 South Street
Carlisle, MA  01741

Telephone No.:  978-369-6324
Facsimile No.:  978-264-9236

Except as otherwise provided herein, notices delivered in accordance with the foregoing provisions of this Section 7(b) shall be effective (i) when delivered, if delivered personally or by facsimile transmission electronically confirmed, (ii) one Business Day after being delivered (properly addressed and all fees paid) for overnight delivery to a courier (such as Federal Express) which regularly provides such service and regularly obtains executed receipts evidencing delivery, or (iii) five (5) days after being sent by registered or certified mail, postage prepaid, return receipt requested.

(c)       Governing Law.  The validity, interpretation and performance of this Warrant shall be governed by the laws of the state of New Jersey, without giving effect to the conflicts of laws principles thereof.

(d)       Exclusive Benefit.  Nothing in this Warrant is intended, or shall be construed, to confer upon, or give to, any Person other than the Company and the Warrant Holder any right, remedy or claim hereunder, and all covenants, conditions, stipulations, promises and agreements contained in this Warrant shall be for the sole and exclusive benefit of the Company and the Warrant Holder and their successors, survivors and permitted assigns hereunder.  This Warrant is for the benefit of and is enforceable by any subsequent Warrant Holder.

(e)       Headings.  The article headings herein are for convenience only and are not part of this Warrant and shall not affect the interpretation hereof.

*****

IN WITNESS WHEREOF, Integrated Environmental Technologies, Ltd. has caused this Warrant to be duly executed and delivered as of the date first above written.

INTEGRATED ENVIRONMENTAL TECHNOLOGIES, LTD.

By:	/s/ Thomas S. Gifford
Name:	Thomas S. Gifford
Title:	Executive Vice President and
Chief Financial Officer

EXHIBIT A

ASSIGNMENT FORM

For value received, the undersigned hereby sells, assigns and transfers unto ____________, whose address is _______________ and whose social security or other identifying number is _______________, this Warrant to purchase __________________ Underlying Shares, and hereby irrevocably constitutes and appoints the Secretary of Integrated Environmental Technologies, Ltd. as his, hers or its attorney-in-fact to transfer the same on the books of the Company with full power of substitution and re-substitution.  If said number of Underlying Shares is less than all of the Underlying Shares purchasable under this Warrant so assigned, the undersigned requests that a new Warrant representing the remaining Underlying Shares be registered in the name of ________________, whose address is ___________________, whose social security or other identifying number is _______________________, and that such new Warrant be delivered to _____________________, whose address is_____________________.

Date:
(Signature)

(Print Name)

Warrant Holder:  Raymond C. Kubacki

Warrant Date:  October 27, 2011

EXHIBIT B

SUBSCRIPTION FORM

The undersigned hereby irrevocably elects to exercise this Warrant, to purchase __________ Underlying Shares and tenders payment herewith in the amount of $____.  The undersigned requests that a certificate for such Underlying Shares be registered in the name of __________, whose address is __________ and whose social security or other identifying number is __________, and that such Underlying Shares be delivered to __________, whose address is __________.  If said number of Underlying Shares is less than all of the Underlying Shares purchasable under this Warrant, the undersigned requests that a new Warrant representing the remaining Underlying Shares be registered in the name of __________, whose address is __________ and whose social security or other identifying number is __________, and that such new Warrant be delivered to __________, whose address is __________.

Date:
(Signature)

(Print Name)

Warrant Holder:  Raymond C. Kubacki

Warrant Date:  October 27, 2011